Exhibit 99.3

STOCK OWNERSHIP STATEMENT

The Articles of Amendment and Restatement of Wheeler Real Estate Investment Trust, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of Maryland on August 5, 2016, as the same has to date been, and may in the future be, amended, restated, supplemented, and/or corrected (the “Charter”) limit the ability of any person to hold (directly or through certain attribution rules) more than 9.8% of the Company’s capital stock (the “Aggregate Stock Ownership Limit”) or common stock (the “Common Stock Ownership Limit”) in order to maintain the Company’s qualification as a real estate investment trust (“REIT”).
To monitor compliance with these requirements, we ask that you complete and return this Stock Ownership Statement (the “Ownership Statement”) with your Holder Redemption Notice available at https://ir.whlr.us/series-d/series-d-redemption.

A Holder Redemption Notice will not be considered complete—and will not be processed—unless it is accompanied by a completed Ownership Statement.
The information provided on the Ownership Statement will be used for the sole purpose of the Company monitoring compliance with the requirements noted above and will not be publicly disclosed.

Following receipt and review of your Ownership Statement, the Company may request additional information prior to determining whether to issue any Common Stock in redemption of your Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”). If, following the receipt of your completed Ownership Statement, together with your response to any requests for additional information, the Company determines that a redemption of your Series D Preferred Stock for Common Stock would cause your actual or constructive ownership (or that of any Person, as defined in the Annex) to exceed the Aggregate Stock Ownership Limit or Common Stock Ownership Limit, you will be required to obtain an exception to the applicable limitation from the Company’s Board of Directors and (if that exception is granted) enter into an Excepted Holder Agreement with the Company before any shares of Common Stock can be issued in respect of your redemption of Series D Preferred Stock.
The Company reserves all rights granted to it under the Charter to monitor and enforce compliance with the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or the provisions of the Code (as defined below) governing its qualification as a REIT.
Please see the Annex to this Ownership Statement for Instructions and Definitions.

If you have any questions regarding the completion of your Ownership Statement, please contact Investor Relations at investorrelations@whlr.us. Thank you in advance for your cooperation in this matter.

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Please send all paperwork to the following addresses:

Regular Mail Delivery:	OR	Overnight Mail Delivery:	AND	With a copy to:
Computershare Attn: Corp Action Voluntary PO Box 43011 Providence, RI 02940-3011		Computershare Attn: Corp Action Voluntary 150 Royall Street Suite V Canton, MA 02021		Wheeler Real Estate Investment Trust, Inc. Attention: Investor Relations 2529 Virginia Beach Blvd. Virginia Beach, VA 23452 investorrelations@whlr.us

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Ownership Statement
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
SERIES D PREFERRED STOCK REDEMPTION

STOCK OWNERSHIP STATEMENT
(see Annex for Instructions and Definitions)

Name of Stockholder

Stockholder Address

Contact Person (if Entity):

Contact Phone Number:

Contact Email Address:

A. Stockholders Owning Less Than 2% of Any Class of Company Stock
    I certify that the above-named holder Actually owns less than 2% of each class of Company Stock and no Convertible Notes.1 (You may skip parts B and C.)

B. Your Actual and Constructive Ownership of Company Stock and Convertible Notes

Class	Number of Shares or Notes Actually Owned	Number of Shares or Notes Constructively Owned
Common Stock
Common (WHLR)
Preferred Stock
Series B (WHLRP)
Series D (WHLRD)
Convertible Notes
Convertible Notes (WHLRL)

1 Information on the number of outstanding shares of each class of Company Stock can be found at this address: https://ir.whlr.us/series-d/series-d-redemption

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C. Constructive Ownership
(Do not complete if you are an Individual)
I certify, after due inquiry and investigation, that (choose one):
    No Person Constructively owns more than 10% of any class of Company Stock or Convertible Notes that are Actually or Constructively owned by the above-named holder.
    The Persons listed below are all of the Persons considered as Constructively owning the following number of shares of Company Stock and Convertible Notes by reason of the above-named holder’s Actual or Constructive ownership of Company Stock or Convertible Notes (list one Person per line; attach additional pages if necessary):

Name of Person	Number of Shares or Notes Constructively Owned
	Common Stock (WHLR)	Series B Preferred Stock (WHLRP)	Series D Preferred Stock (WHLRD)	Convertible Notes (WHLRL)

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D. Stockholder Certification and Signature
The undersigned stockholder hereby certifies that he or she has read the Ownership Statement Instructions and Definitions and that the answers as set forth herein or upon separate pages attached hereto are true and correct as of the date set forth below:

		/	/
Signature	Date

Print Name

Please return a completed and signed copy of this Ownership Statement with your Holder Redemption Notice.

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STOCK OWNERSHIP STATEMENT: ANNEX
Instructions and Definitions
Each stockholder should provide its name and address, the name of a contact person (if the stockholder is an Entity), and a phone number and email address where the stockholder (or its contact person) can be reached.
Stockholders that Actually own (a) less than 2% of each class of Company Stock and (b) no convertible notes are exempt from completing Sections B and C. Information on the number of outstanding shares of each class of Company Stock can be found at this address: https://ir.whlr.us/series-d/series-d-redemption. If you are exempt, please check the box in Section A certifying that you meet the requirements for this exemption, and sign and date the Ownership Statement.
All non-exempt stockholders should complete Section B of the Ownership Statement. In the first column, report the number of shares of the applicable class of Company Stock or Convertible Notes you Actually own. In the second column, report the number of shares of the applicable class of Company Stock or Convertible Notes you Actually own plus the number of shares that you Constructively own, based on the rules set forth below.
If you are an Entity, you should also complete Section C of the Ownership Statement for each of your 10% Constructive Owners. In the first column, list the name of each 10% Constructive Owner. In the remaining columns, report the number of shares of the applicable class of Company Stock or Convertible Notes that are Constructively owned by such 10% Constructive Owner.
In both Sections B and C, calculate the number of shares of Company Stock and Convertible Notes you and any 10% Constructive Owner Actually or Constructively own without regard to any redemption pursuant to the Holder Redemption Notice with which you are including this Ownership Statement.
You are considered as “Actually” owning the number of shares of Company Stock and Convertible Notes that you are treated as owning for U.S. federal income tax purposes (without regard to the rules of attributed or constructive ownership that follow). You should apply the following rules to determine the number of shares of Company Stock or Convertible Notes that are “Constructively” owned by you and, if you are an Entity, each of your 10% Constructive Owners:
(1)Shares of any class of Company Stock or Convertible Notes owned by an Entity are considered as being owned proportionately by that Entity’s stockholders, partners, or beneficiaries.
(2)If, after the application of the rule in paragraph (1), an Entity is considered as owning more than 5% of the Company Stock or Convertible Notes owned by you, then the rule in paragraph (1) is continually reapplied until all shares of each class of Company Stock or Convertible Notes owned by that Entity are considered as owned by (A) an Individual, (B) an organization exempt from federal income tax under Code section 501(a), or (C) an Entity whose stockholders, partners, or beneficiaries you are unable to determine after the exercise of reasonable diligence.
(3)An Individual who Actually owns Company Stock or Convertible Notes, or is considered as owning Company Stock or Convertible Notes by the application of paragraphs (1) and (2), is considered as owning all the shares of Company Stock and Convertible Notes Actually owned by each member of that Individual’s Family or treated as owned by any member of that Individual’s Family after the application of paragraphs (1) and (2).
(4)Each member of the Family of an Individual who Actually owns Company Stock or Convertible Notes, or is considered as owning Company Stock or Convertible Notes by the application of paragraphs (1) and (2), is considered as owning all the shares of Company Stock and Convertible Notes Actually owned by that Individual or treated as owned by that Individual after the application of paragraphs (1) and (2).
(5)The rules in paragraphs (3) and (4) are not reapplied to then treat another individual as the owner of any shares of Company Stock and Convertible Notes which are considered as owned by any individual by application of those paragraphs.

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For purposes of applying these constructive ownership rules, terms beginning in capitalized letters have the following meanings:
•If you are an Entity, your “10% Constructive Owners” are the Persons considered as Constructively owning, after the application of all the rules in paragraphs (1) through (5) above, at least 10% of the shares of any class of Company Stock or Convertible Notes owned by you. The “Code” means the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations and rulings promulgated thereunder.
•“Company Stock” includes Common Stock, Series B Convertible Preferred Stock (“Series B Preferred Stock”), and Series D Preferred Stock.
•“Convertible Notes” mean the Company’s 7.00% Subordinated Convertible Notes.
•An “Entity” means a corporation, partnership, estate, Retirement Plan, or trust (other than certain trusts considered to be Individuals).
•Members of an individual’s “Family” include the Individual’s spouse, brothers and sisters (whether by the whole or half-blood, but excluding brothers and sisters-in-law), ancestors, and lineal descendants.
•An “Individual” means an individual, a trust or a portion of a trust permanently set aside for charitable purposes (as described by Code section 642(c)), a private foundation (as defined by Code section 509(a)), and certain Retirement Plans described by Code section 856(h)(3)(A)(ii).
•A “Person” means an Individual or an Entity.
•A “Retirement Plan” is a trust described in Code section 401(a) that is exempt from federal income tax pursuant to Code section 501(a).
•“You” and “Your” refer to the stockholder completing this Ownership Statement.

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